EXHIBIT 10.4



                            SLM INTERNATIONAL, INC.

                            a Delaware corporation



                                      and



                    AMERICAN STOCK TRANSFER & TRUST COMPANY

                                 Warrant Agent




                               WARRANT AGREEMENT




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                               TABLE OF CONTENTS

Section 1.  Definitions......................................................  1

Section 2.  Appointment of Agent.............................................  3

Section 3.  Form of Warrant..................................................  3

Section 4.  Countersignature and Registration................................  3

Section 5.  Transfers and Exchanges..........................................  3

Section 6.  Exercise of Warrant..............................................  4

Section 7.  Fractional Interest..............................................  4

Section 8.  Payment of Taxes.................................................  4

Section 9.  Mutilated or Missing Warrants....................................  5

Section 10.  Reservation of Common Stock.....................................  5

Section 11.  Adjustments.....................................................  5
      (a)  Adjustments in the Exercise Price.................................  6
            (i)  Stock Dividends.............................................  6
            (ii)  Subdivisions and Combinations..............................  6
      (b)  Officer's Certificate.............................................  6
      (c)  Minimum Adjustment................................................  7
      (d)  Adjustment in Number of Warrant Shares............................  7
      (e)  Reorganization, Reclassification, Consolidation,
           Merger or Sale of Assets..........................................  7
      (f)  Certain Other Distributions.......................................  8
      (g)  Dissolution, Liquidation or Winding Up............................  8
      (h)  When Adjustments Are Not Required.................................  9
      (i)  Basis of Adjustments..............................................  9
      (j)  Form of Warrants After Adjustments................................  9
      (k)  Computations......................................................  9

Section 12.  Notices to Holders..............................................  9

Section 13.  Disposition of Proceeds on Exercise of Warrants................  10

Section 14.  Merger or Consolidation or Change of Name of Warrant Agent.....  11


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Section 15.  Duties of Warrant Agent........................................  11

Section 16.  Change of Warrant Agent........................................  13

Section 17.  Identity of Transfer Agent.....................................  13

Section 18.  Notices........................................................  13

Section 19.  Governing Law..................................................  14

Section 20.  Benefits of this Agreement.....................................  14

Section 21.  Successors and Assigns.........................................  14

Section 22.  Amendment......................................................  15

Section 23.  Headings.......................................................  15

      ANNEX A - FORM OF WARRANT ............................................ A-1


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     WARRANT AGENT AGREEMENT dated as of April 11, 1997, between SLM
International, Inc., a Delaware corporation (the "Company"), and American Stock Transfer and Trust Company, as warrant agent (together with its permitted successors hereunder, the "Warrant Agent").

     WHEREAS, the Company, together with its subsidiaries Sport Maska Inc., Maska U.S., Inc., #1 Apparel, Inc., #1 Apparel Canada, Inc., St. Lawrence Manufacturing Canada Inc. and Mitchel & King Skates Limited (collectively, the "Reorganized Debtors"), filed a First Amended Joint Chapter 11 Plan of Reorganization (the "Plan of Reorganization"), which was confirmed pursuant to an order of the U.S. Bankruptcy Court for the District of Delaware on January 23, 1997;

     WHEREAS, pursuant to the Plan of Reorganization, the Company will, contemporaneously herewith, issue to the holders of the Company's 18,859,679 shares of common stock outstanding as of October 24, 1995 and to the holders of the 1,000,000 shares of the Company's common stock issued pursuant to an Order and Final Judgment entered on July 23, 1996 by the United States District Court for the Southern District of New York in Master File No. 94 Civ. 3327 (RLC), warrants (the "Warrants") to purchase an aggregate of 300,000 shares of the Company's common stock, $.01 par value per share (such class of stock, together with any capital stock of the Company into which such class of stock shall be converted, the "Common Stock"), such Warrants to be issued to holders of the Company's common stock in the ratio of one warrant for every 67 shares of common stock with any fractional interests rounded up or down to the nearest whole number;

     WHEREAS, each Warrant will entitle the registered holder thereof (each, together with its registered successors and assigns, the "Holder" or "Holders") to purchase one share of Common Stock;

     WHEREAS, the Company desires the Warrant Agent to act on behalf of the Company, and the Warrant Agent is willing to so act, in connection with the issuance, registration, transfer, exchange and exercise of the Warrants;

     NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter set forth, the parties hereto agree as follows:

     Section 1. Definitions. For the purposes hereof, the following terms shall have the meanings indicated:

     "Business Day" shall mean any day other than a Saturday, Sunday or other day on which commercial banks in the City of New York are authorized or required by law or executive order to close.


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     "Common Stock" shall have the meaning specified in the second whereas clause hereof.

     "Exercise Price" shall have the meaning specified in Section 3 hereof.

     "Expiration Date" shall have the meaning specified in Section 3 hereof.

     "Holder" or "Holders" shall have the meaning specified in the third whereas clause hereof.

     "Issuance Date" shall mean April 11, 1997.

     "Market Price" shall mean, in respect of any share of Common Stock on the date of determination thereof: (a) the closing price per share of the Common Stock on such date on the principal national securities exchange on which the Common Stock may at the time be listed (as published in The Wall Street Journal) or, if no such closing price on such date is published in The Wall Street Journal, the average of the closing bid and asked prices on such date, as officially reported on the principal national securities exchange on which the Common Stock is then listed or admitted to trading; or (b) if the Common Stock is not then listed or admitted to trading on such date, or if there shall have been no trading on such date, the average of the reported closing bid and asked price of the Common Stock on such date as shown by the Nasdaq Stock Market and reported by any member firm of the New York Stock Exchange, Inc. selected by the Company; in each case averaged for a period of twenty (20) consecutive Business Days prior to the day as of which the "Market Price" determination is being made. If at any time the Common Stock is not listed on any exchange or included for quotation on the Nasdaq Stock Market, the "Market Price" shall be deemed to be the fair market value thereof determined at the Company's expense by a nationally recognized investment banking firm unaffiliated with either the Company or the Holders of the Warrants, selected by the Board of Directors of the Company.

     "Person" shall mean any individual, corporation, limited liability company, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

     "Plan of Reorganization" shall have the meaning specified in the first whereas clause hereof.

     "Reorganized Debtors" shall have the meaning specified in the first whereas clause hereof.


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     "Warrant Shares" shall mean the fully paid and non-assessable shares of
Common Stock or other securities or property deliverable upon the exercise of the Warrants, as adjusted from time to time in accordance with the terms hereof.

     Section 2. Appointment of Agent. The Company hereby appoints the Warrant Agent to act as Warrant Agent for the Company in accordance with the instructions hereinafter set forth in this Agreement, and the Warrant Agent hereby accepts such appointment.

     Section 3. Form of Warrant. The text of the Warrants and of the form of subscription to purchase shares of Common Stock upon exercise of the Warrant to be printed on the reverse thereof shall be substantially as set forth on Annex A hereto. Each Warrant shall entitle the Holder thereof to purchase one share of Common Stock (as such number may be adjusted in accordance with Section 11 hereof), at any time or from time to time from the Issuance Date until 5:00 p.m., New York time, on the fifth anniversary of the Issuance Date (the "Expiration Date") at a purchase price of $16.92 per share (the "Exercise Price"), all on the terms and subject to the conditions hereinafter set forth. The number of shares of Common Stock to be received upon the exercise of the Warrants and the Exercise Price are subject to adjustment from time to time pursuant to the provisions of Section 11 hereof. The Warrants shall be executed on behalf of the Company by the manual or facsimile signature of the present or any future President or Vice President of the Company, attested to by the manual or facsimile signature of the present or any future Secretary or Assistant Secretary of the Company. Warrants shall be dated as of the date of countersignature by the Warrant Agent, either upon initial issuance or upon transfer or exchange.

     Section 4. Countersignature and Registration. The Warrant Agent shall maintain books for the transfer and registration of the Warrants. Upon the issuance of the Warrants, the Warrant Agent shall issue and register the Warrants in the names of the respective Holders thereof. The Warrants shall be countersigned manually or by facsimile by the Warrant Agent and shall not be valid for any purpose unless so countersigned. Warrants may, however, be so countersigned by the Warrant Agent and be delivered by the Warrant Agent, notwithstanding that the persons whose manual or facsimile signatures appear thereon as proper officers of the Company shall have ceased to be such officers at the time of such countersignature or delivery.

     Section 5. Transfers and Exchanges. The Warrant Agent shall transfer, from time to time, any outstanding Warrants upon the books to be maintained by the Warrant Agent for that purpose, upon surrender thereof for transfer properly endorsed or accompanied by appropriate instructions for transfer. Upon any such transfer, a new Warrant shall be issued to the transferee and the surrendered Warrant shall be canceled by the Warrant Agent. Warrants so canceled shall be delivered by the Warrant Agent to the Company from time to time upon request. Warrants may be exchanged at the option of the Holder, when surrendered at the office of the Warrant Agent, for another Warrant or other Warrants of different denominations


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of like tenor and representing in the aggregate the right to purchase a like number of Warrant Shares.

     Section 6. Exercise of Warrant. Subject to the provisions of Section 7 hereof, the Warrants may be exercised, in whole or in part, by the Holder at any time or from time to time during normal business hours on any Business Day prior to 5:00 p.m., New York City time, on the Expiration Date, upon surrender of the Warrant to the Company at the office of the Warrant Agent, with the form of subscription on the reverse thereof duly completed and executed, and upon payment of the Exercise Price for the number of Warrant Shares being purchased (which shall be computed by multiplying the number of Warrant Shares specified in such form of subscription by the then current Exercise Price). Payment of such Exercise Price shall be made in cash, by a certified or official bank check payable to the order of the Company.

     Subject to the provisions of Section 8, upon such surrender of Warrants and payment of the Exercise Price, the Company shall issue and cause to be delivered as promptly as practicable, in the name of and to the Holder (or as the Holder may direct in writing), a certificate or certificates representing the number of Warrant Shares so purchased upon the exercise of such Warrants, and, if applicable, cash in lieu of any fraction of a share to which the Holder would otherwise be entitled, as hereinafter provided in Section 7. Each exercise of a Warrant shall be deemed to have been effective, and the person or persons in whose name or names any certificate or certificates for Warrant Shares are issuable upon such exercise shall be treated for all purposes as having become the Holder or Holders of such Warrant Shares, immediately prior to the close of business on the Business Day on which the Warrant has been surrendered and the Exercise Price has been paid. In the event that any Warrant is exercised in respect of less than all of the Warrant Shares specified therein at any time prior to its Expiration Date, a new Warrant or Warrants, of like tenor, will be issued to the Holder for the remaining number of Warrant Shares specified in the Warrant so surrendered, and the Warrant Agent is hereby irrevocably authorized to countersign and to deliver the required new Warrants pursuant to the provisions of this Section and the Company, whenever requested by the Warrant Agent, will supply the Warrant Agent with Warrants duly executed on behalf of the Company for such purpose.

     Section 7. Fractional Interest. The Warrants may be exercised to purchase full Warrant Shares only and the Company shall not be required to issue fractions of Warrant Shares. However, if a Holder exercises all Warrants then owned of record by such Holder and such exercise would result in the issuance of a fractional share, the Company will pay to such Holder, in lieu of the issuance of any fractional share otherwise issuable, a cash adjustment in respect of such fractional interest in an amount equal to such fractional interest multiplied by the Market Price per Warrant Share on the effective date of such exercise.


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     Section 8. Payment of Taxes. The Company shall pay any and all documentary stamp taxes that may be imposed in respect of the issue or delivery of any Warrant Shares; provided, however, that the Company shall not be required to pay any tax or other charge imposed in connection with any transfer involved in the issue of a certificate for Warrant Shares in any name other than that of the Holder, and, in such case, neither the Company nor the Warrant Agent shall be required to issue or deliver any certificate for any Warrant Shares or any Warrant until the person requesting the same has paid to the Company the amount of such tax or has established to the Company's satisfaction that such tax has been paid.

     Section 9. Mutilated or Missing Warrants. In case any of the Warrants shall be mutilated, lost, stolen or destroyed, the Company may, in its discretion, issue, and the Warrant Agent shall countersign and deliver, in exchange and substitution for and upon cancellation of the mutilated Warrant, or in lieu of and in substitution for the lost, stolen or destroyed Warrant, a new Warrant of like tenor and representing an equivalent right or interest, but only upon receipt of evidence satisfactory to the Company and the Warrant Agent of such loss, theft or destruction and, in case of a lost, stolen or destroyed Warrant, indemnity, if requested, also satisfactory to them. Applicants for such substitute Warrants shall also comply with such other reasonable regulations and pay such reasonable charges as the Company or the Warrant Agent may prescribe.

     Section 10. Reservation of Common Stock. The Company covenants and agrees that all Warrant Shares will be duly authorized, validly issued and fully paid and nonassessable. The Company shall at all times after the date hereof and until the Expiration Date reserve and keep available for issuance and delivery upon the exercise of Warrants out of the authorized but unissued shares of Common Stock, the number of Warrant Shares as will from time to time be sufficient to permit the exercise in full of the Warrants, and the transfer agent for the Warrant Shares and every subsequent transfer agent for the Warrant Shares is irrevocably authorized and directed at all times to reserve such number of authorized and unissued shares of Common Stock as shall be required for such purpose. The Company will keep a copy of this Agreement on file with the transfer agent for the Warrant Shares and with every subsequent transfer agent for the Warrant Shares. The Warrant Agent is irrevocably authorized to requisition from time to time from such transfer agent stock certificates required to honor outstanding Warrants. The Company will supply such transfer agent with duly executed stock certificates required to honor outstanding Warrants. All Warrants surrendered in the exercise of the rights thereby evidenced shall be canceled by the Warrant Agent and shall thereafter be delivered to the Company, and such canceled Warrants shall constitute sufficient evidence of the number of Warrant Shares which have been issued upon the exercise of such Warrants. Promptly after the Expiration Date, the Warrant Agent shall certify to the Company the total aggregate amount of Warrants then outstanding, and thereafter no shares of Common Stock shall be subject to reservation in respect of such Warrants which shall have expired.


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     Section 11. Adjustments. The Exercise Price at which Warrant Shares may be purchased and the number of Warrant Shares for which each Warrant shall be exercisable shall be subject to adjustment from time to time as set forth in this Section 11.

     (a) Adjustments in the Exercise Price. The Exercise Price shall be subject to adjustment from time to time as follows:

     (i) Stock Dividends. In case the Company shall at any time after the date hereof declare a dividend in shares of Common Stock or make a distribution in shares of Common Stock, then upon such dividend or distribution, the Exercise Price in effect immediately prior to such dividend or distribution shall forthwith be reduced to a price determined by dividing: (A) an amount equal to the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution multiplied by the Exercise Price in effect immediately prior to such dividend or distribution, by (B) the total number of shares of Common Stock outstanding immediately after such issuance or sale. For the purposes of any computation to be made in accordance with the provisions of this clause (i), the Common Stock issuable by way of dividend or other distribution on any stock of the Company shall be deemed to have been issued immediately after the opening of business on the date following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution.

     (ii) Subdivisions and Combinations. In case the Company shall at any time subdivide or combine the outstanding Common Stock, the Exercise Price shall forthwith be proportionately decreased in the case of subdivision or increased in the case of combination to the nearest one cent. Any such adjustment shall become effective at the time such subdivision or combination shall become effective.

     (b) Officer's Certificate. Within a reasonable time after the close of each fiscal quarter of the Company during which the Exercise Price has been adjusted as herein provided, the Company shall:

     (i) file with the Warrant Agent a certificate signed by the President or Vice President of the Company and by the Treasurer or Assistant Treasurer or the Secretary or an Assistant Secretary of the Company, showing in detail the facts requiring all such adjustments occurring during such period and the Exercise Price after each such adjustment; and

     (ii) the Warrant Agent shall have no duty with respect to any such certificate filed with it except to keep the same on file and available for inspection by Holders during reasonable business hours, and the Warrant Agent may conclusively rely upon the latest certificate furnished to it hereunder. The Warrant Agent shall not at any time be under any duty or responsibility to any Holder to determine whether any facts exist which may


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require any adjustment of the Exercise Price, or with respect to the nature or extent of any adjustment of the Exercise Price when made, or with respect to the method employed in making any such adjustment, or with respect to the nature or extent of the property or securities deliverable hereunder. In the absence of a certificate having been furnished, the Warrant Agent may conclusively rely upon the provisions of the Warrants with respect to the Warrant Shares deliverable upon the exercise of the Warrants and the applicable Exercise Price thereof.

     (c) Minimum Adjustment. Notwithstanding anything contained herein to the contrary, no adjustment of the Exercise Price shall be made if the amount of such adjustment shall be less than $.10, but in such case any adjustment that would otherwise be required then to be made shall be carried forward and shall be made at the time and together with the next subsequent adjustment which, together with any adjustment so carried forward, shall amount to not less than $.10.

     (d) Adjustment in Number of Warrant Shares. In the event that the number of outstanding shares of Common Stock is increased by a stock dividend payable in Common Stock or by a subdivision of the outstanding Common Stock, then, from and after the time at which the adjusted Exercise Price becomes effective pursuant to paragraph (a) of this Section by reason of such dividend or subdivision, the number of Warrant Shares issuable upon the exercise of each Warrant shall be increased in proportion to such increase in outstanding shares. In the event that the number of shares of Common Stock outstanding is decreased by a combination of the outstanding Common Stock, then, from and after the time at which the adjusted Exercise Price becomes effective pursuant to paragraph (a) of this Section by reason of such combination, the number of Warrant Shares issuable upon the exercise of each Warrant shall be decreased in proportion to such decrease in the outstanding shares of Common Stock.

     (e) Reorganization, Reclassification, Consolidation, Merger or Sale of Assets.

          (i) In case of any reorganization or reclassification of the outstanding Common Stock (other than a change in par value, or from par value to no par value, or as a result of a subdivision or combination), or in case of any consolidation of the Company with, or merger of the Company into, another Person (other than a consolidation or merger in which the Company is the continuing corporation and which does not result in any reclassification of the outstanding Common Stock), or in case of any sale, lease or conveyance to another Person of the property of the Company as an entirety or substantially as an entirety, the Holder of each Warrant then outstanding shall thereafter have the right to purchase the same kind and number of shares of Common Stock and other securities, cash or other property (and upon the same terms and with the same rights) as would be receivable by a holder


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     of the number of Warrant Shares the Holder would then be entitled to purchase; such adjustments shall apply with respect to all such changes occurring between the date of this Agreement and the date of exercise of such Warrant.

          (ii) If at any time, as a result of an adjustment made pursuant to clause (i) above, the Holders shall become entitled to purchase any securities other than shares of Common Stock, thereafter the number of such securities so purchasable upon exercise of each Warrant and the Exercise Price for such shares shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in paragraphs (a) through (d) of this Section 11.

          (iii) Notwithstanding the foregoing, in the event that the Company consolidates with or merges into another Person in a transaction in which persons who were the stockholders of the Company immediately prior to such consolidation, merger or other business combination do not, immediately thereafter, own more than 50% of the combined voting power entitled to vote generally in the election of directors of the surviving corporation or sells, transfers or leases all or substantially all of its assets to another Person and, in consideration therefor, the Company or such other Reorganized Debtor receives cash, stock, assets or other property of at least $140,000,000 in market value (as determined in good faith by the Board of Directors of the Company), each Holder hereof shall have the right, at its option, to surrender its Warrant or Warrants for cancellation to the Warrant Agent at any time prior to the Expiration Date in accordance with the procedures set forth herein, and to receive in exchange therefor cash in the amount of $1.67 for each Warrant Share for which his Warrant or Warrants are then exercisable (subject to adjustment to reflect the effect of any anti-dilution provisions contained in this Section 11).

     (f) Certain Other Distributions. Subject to the provisions of this Section 11, in case the Company shall, at any time prior to the exercise of the Warrants, make any distribution of its assets to holders of its Common Stock as a liquidating or a partial liquidating dividend, then each Holder who exercises his Warrants after the record date for the determination of those holders of Common Stock entitled to such distribution of assets as a liquidating or partial liquidating dividend, shall be entitled to receive for the Exercise Price per Warrant, in addition to each Warrant Share, the amount of such distribution (or, at the option of the Company, a sum equal to the value of any such assets at the time of such distribution as determined in good faith by the Board of Directors of the Company), which would have been payable to such Holder had he been the holder of record of the Warrant Shares receivable upon exercise of his Warrant on the record date for the determination of those entitled to such distribution.


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     (g) Dissolution, Liquidation or Winding Up. In case of the dissolution, liquidation or winding up of the Company, all rights under the Warrants shall terminate on a date fixed by the Company, such date to be no earlier than ten
(10) days prior to the effectiveness of such dissolution, liquidation or winding up and not later than five (5) days prior to such effectiveness. Notice of such termination of purchase rights shall be given to the last Holder of Warrants, as the same shall appear on the books of the Company maintained by the Warrant Agent, by registered mail at least thirty (30) days prior to such termination date.

     (h) When Adjustments Are Not Required. If the Company shall take a record of the holders of the Common Stock for the purpose of entitling them to receive a dividend or distribution or subscription rights and shall, thereafter and before the distribution to stockholders thereof, legally abandon its plan to pay or deliver such dividend, distribution or subscription rights, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

     (i) Basis of Adjustments. Any adjustments pursuant to the aforesaid provisions of this Section 11 shall be made on the basis of the number of Warrant Shares which the Holder thereof would have been entitled to acquire by the exercise of the Warrant immediately prior to the event giving rise to such adjustment.

     (j) Form of Warrants After Adjustments. Irrespective of any adjustments in the Exercise Price or the number or kind of Warrant Shares purchasable upon exercise of the Warrants, Warrants previously or thereafter issued may continue to express the same price and number and kind of shares as are stated in the similar Warrants initially issuable pursuant to this Agreement.

     (k) Computations. The Company may retain a firm of independent public accountants (who may be any such firm regularly employed by the Company) to make any computation required under this Section 11, and any certificate setting forth such computation signed by such firm shall be conclusive evidence of the correctness of any computation made under this Section 11.

Section 12. Notices to Holders.

     (a) Upon any adjustment of the Exercise Price and the number of Warrant Shares issuable upon exercise of a Warrant, then and in each such case the Company shall give written notice thereof to the Warrant Agent, which notice shall state the Exercise Price resulting from such adjustment and the increase or decrease, if any, in the number of Warrant Shares purchasable at such price upon the exercise of a Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.


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The Company shall also mail such notice to the Holders at their addresses appearing in the Warrant register. Failure to give or mail such notice, or any defect therein, shall not affect the validity of the adjustments.

     (b) In case at any time or from time prior to the Expiration Date:

     (i) the Company shall pay a stock dividend upon its Common Stock or make any distribution (other than regular cash dividends) to the holders of its Common Stock;

     (ii) there shall be any capital reorganization or reclassification of the capital stock of the Company;

     (iii) there shall be a consolidation or merger of the Company with or into another Person in a transaction in which persons who were the stockholders of the Company immediately prior to such consolidation, merger or other business combination do not, immediately thereafter, own more than 50% of the combined voting power entitled to vote generally in the election of directors of the surviving corporation, or sale of substantially all of its assets to another Person; or

     (iv) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then in any one or more of such cases, the Company shall give written notice in the manner set forth in Section 12(a) of the date on which (A) a record shall be taken for such dividend, distribution or subscription rights, or (B) such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up shall take place, as the case may be. Such notice shall also specify the date as of which the holders of Common Stock of record shall participate in such dividend, distribution or subscription rights, or shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be. In case any of the events described in clause (iii) above shall occur and, as a result thereof, the Company (or any other Reorganized Debtor) receives cash, stock or other property of at least $140,000,000 in market value as provided in
Section 11(e) hereof, such notice shall also state that Holders are entitled, at any time prior to the Expiration Date, to surrender their Warrants to the Warrant Agent for cancellation in lieu of exercise and to receive in exchange therefor cash in the amount of $1.67 for each Warrant Share for which their Warrants are then exercisable (subject to adjustment to reflect the effect of any anti-dilution provisions contained in Section 11 hereof). Such notice shall be given at least thirty (30) days prior to the action in question and not less than thirty (30) days prior to the record date in respect thereof. Failure to give such notice, or any defect therein, shall not affect the legality or validity of any of the matters set forth in this Section 12(b).


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     Section 13. Disposition of Proceeds on Exercise of Warrants. The Warrant
Agent shall promptly forward to the Company all monies received by the Warrant Agent for the purchase of Warrant Shares through the exercise of such Warrants. The Warrant Agent shall keep copies of this Agreement available for inspection by holders of Warrants during normal business hours.

     Section 14. Merger or Consolidation or Change of Name of Warrant Agent. Any corporation or company which may succeed to the corporate trust business of the Warrant Agent by any merger or consolidation or otherwise shall be the successor to the Warrant Agent hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such corporation would be eligible to serve as a successor Warrant Agent under the provisions of Section 15 of this Agreement. In case at the time such successor Warrant Agent shall succeed to the agency created by this Agreement, any of the Warrants shall have been countersigned but not delivered, any such successor Warrant Agent may adopt the countersignature of the original Warrant Agent and deliver such Warrants so countersigned.

     In case at any time the name of the Warrant Agent shall be changed and at such time any of the Warrants shall have been countersigned but not delivered, the Warrant Agent may adopt the countersignature under its prior name and deliver Warrants so countersigned. In all such cases such Warrants shall have the full force provided in the Warrants and in the Agreement.

     Section 15. Duties of Warrant Agent. The Warrant Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which the Company and the Holders, by their acceptance thereof, shall be bound:

     (a) The statements of fact and recitals contained herein and in the Warrants shall be taken as statements of the Company, and the Warrant Agent assumes no responsibility for the correctness of any of the same except such as describe the Warrant Agent or action taken or to be taken by it. The Warrant Agent assumes no responsibility with respect to the distribution of the Warrants except as herein expressly provided.

     (b) The Warrant Agent shall not be responsible for any failure of the Company to comply with any of the covenants contained in this Agreement or in the Warrants to be complied with by the Company.

     (c) The Warrant Agent may consult at any time with counsel satisfactory to it (who may be counsel for the Company) and shall incur no liability or responsibility to the Company or to any holder of any Warrant in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the opinion or the advice of such counsel.

     (d) The Warrant Agent shall incur no liability or responsibility to the Company or to any Holder for any action taken in reliance on any notice, resolution, waiver, consent, order, certificate or other instrument believed by it to be genuine and to have been signed, sent or presented by the proper party or parties.

     (e) The Company agrees to pay to the Warrant Agent reasonable compensation for all services rendered by the Warrant Agent and to reimburse the Warrant Agent for all expenses, taxes and governmental or other charges incurred by the Warrant Agent in connection therewith. In addition, the Company shall indemnify the Warrant Agent and save it harmless against any and all liabilities, including judgments, costs and reasonable counsel fees, for any action taken or omitted to be taken by it in connection with the performance of its duties hereunder, except for such liabilities, judgments, costs and counsel fees incurred as a result of the Warrant Agent's negligence, willful misconduct or bad faith.

     (f) The Warrant Agent shall be under no obligation to institute any action, suit or legal proceeding or to take any other action likely to involve expenses unless the Company or one or more Holders shall furnish the Warrant Agent with reasonable security and indemnity for any costs and expenses which may be incurred, but this provision shall not affect the power of the Warrant Agent to take such action as the Warrant Agent may consider proper, whether with or without any such security or indemnity. All rights of action under this Agreement or under any of the Warrants may be enforced by the Warrant Agent without the possession of any of the Warrants or the production thereof at any trial or other proceeding, and any such action, suit or proceeding instituted by the Warrant Agent shall be brought in its name as Warrant Agent, and any recovery of judgment shall be for the ratable benefit of the Holders, as their respective rights and interests may appear.

     (g) The Warrant Agent and any stockholder, director, officer, partner or employee of the Warrant Agent may buy, sell or deal in any of the Warrants or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to or otherwise act as fully and freely as though it were not the Warrant Agent under this Agreement. Nothing herein shall preclude the Warrant Agent from acting in any other capacity for the Company or for any other legal entity.

     (h) The Warrant Agent shall act hereunder solely as agent and its duties shall be determined solely by the provisions hereof.

     (i) The Warrant Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys, agents or employees, and the Warrant Agent shall not be answerable or accountable for any such attorneys, agents or employees or for any loss to the Company resulting from their neglect or misconduct, provided reasonable care had been exercised in the selection and continued employment thereof.

     (j) Any request, direction, election, order or demand of the Company shall be sufficiently evidenced by an instrument signed in the name of the Company by its President or a Vice President or its Secretary or an Assistant Secretary or its Treasurer or an Assistant Treasurer (unless other evidence in respect thereof is herein specifically prescribed); and any resolution of the Board of Directors may be evidenced to the Warrant Agent by a copy thereof certified by the Secretary or an Assistant Secretary of the Company.

     Section 16. Change of Warrant Agent. The Warrant Agent may resign and be discharged from its duties under this Agreement by giving to the Company and the Holders, at their addresses appearing on the Warrant register, notice in writing of such resignation, specifying a date when such resignation shall take effect. The Company may remove the Warrant Agent by like notice to the Warrant Agent and to the Holders. If the Warrant Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Warrant Agent. If the Company shall fail to make such appointment within a period of thirty (30) days after such resignation or incapacity or after the Company has received notice from a Holder (who shall, with such notice, submit his Warrant for inspection by the Company), then the Holder may apply to any court of competent jurisdiction for the appointment of a successor to the Warrant Agent. Any successor Warrant Agent, whether appointed by the Company or by such a court, shall be a bank or trust company, in good standing, incorporated under New York or federal law. After appointment, the successor Warrant Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Warrant Agent without further act or deed and the former Warrant Agent shall deliver and transfer to the successor Warrant Agent all cancelled Warrants, records and property at the time held by it hereunder, and execute and deliver any further assurance or conveyance necessary for the purpose. Failure to file or mail any notice provided for in this Section, however, or any defect therein, shall not affect the validity of the resignation or removal of the Warrant Agent or the appointment of the successor Warrant Agent, as the case may be.

     Section 17. Identity of Transfer Agent. Forthwith upon the appointment of any transfer agent for the Warrant Shares or of any subsequent transfer agent for the Warrant Shares, the Company will file with the Warrant Agent a statement setting forth the name and address of such transfer agent.

     Section 18. Notices. All notices, demands and other communications provided for or permitted hereunder shall be made in writing and shall be (i) personally delivered, (ii) given or made by registered or certified first-class mail, return receipt requested, or (ii) given or made by overnight courier, delivery charges prepaid, addressed as follows:

If to the Company:        SLM International, Inc.
                          7405 Transcanada Highway
                          Suite 300
                          St. Laurent, Quebec
                          Canada H4T1Z2

                          Attention: Chief Executive Officer
With a copy to:           Morgan, Lewis & Bockius LLP
                          101 Park Avenue
                          New York, New York 10178
                          Attention: David W. Pollak, Esq.

If to the Warrant Agent:  American Stock Transfer & Trust Company
                          40 Wall Street
                          New York, NY   10005
                          Attention: Anne Karfunkel

The Company and the Warrant Agent shall each have the right to designate a different address for itself by notice similarly given. All such notices, demands and other communications shall be deemed to have been duly given (i) upon receipt, if personally delivered; (ii) on the third full Business Day following its deposit in the mail, if sent by certified or registered mail; or
(iii) on the Business Day following the date it was sent, if sent by overnight courier.

     Section 19. Governing Law. This Agreement and each Warrant issued hereunder shall be deemed to be a contract made under the laws of the State of Delaware and shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Delaware.

     Section 20. Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any Person other than the Company and the Holders any legal or equitable right, remedy or claim under this Agreement, and this Agreement shall be for the sole and exclusive benefit of the Company, the Warrant Agent and such Holders. Nothing in this Agreement shall be construed to give any Holder any rights as a holder of shares of Common Stock until such time, if any, as such Holder's Warrant or Warrants are exercised in accordance with the provisions hereof.

     Section 21. Successors and Assigns. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Warrant Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

     Section 22. Amendment. The Company and the Warrant Agent may from time to time supplement or amend this Agreement in order to cure any ambiguity or to correct or supplement any provision contained herein which may be defective or inconsistent with any other provision herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company and the Warrant Agent may deem necessary or desirable and which shall not be inconsistent with the provisions of the Warrants and which shall not adversely affect the interest of the Holders.

     Section 23. Headings. Section headings in this Agreement are for reference only and shall not affect the meaning or construction of any of the provisions hereof.



                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed April 11, 1997.


                                          SLM INTERNATIONAL, INC.


                                          By: /s/ RUSSELL J. DAVID
                                              ---------------------------------
                                              Name:  Russell J. David
                                              Title: Vice President, Finance



                                          AMERICAN STOCK TRANSFER &
                                          TRUST COMPANY


                                          By: /s/ HERBERT J. LEMMER
                                              ---------------------------------
                                              Name:  Herbert J. Lemmer
                                              Title: Vice President

                                     ANNEX A

                          [FORM OF WARRANT CERTIFICATE]

NUMBER                                                                 WARRANT

                                                              CUSIP___________


THIS CERTIFIES THAT, for value received, ______________________________________

_______________________________________________________________________________
or registered assigns, is the owner of the number of warrants set forth above. Each Warrant (subject to adjustments as hereinafter referred to) entitles the owner hereof to purchase at any time from April ___, 1997 until 5:00 p.m. Eastern Time on April ___ , 2002 one fully paid and non-assessable share of common stock, $.01 par value per share (the "Common Stock"), of SLM International, Inc., a Delaware corporation (the "Company") (such shares of Common Stock being hereinafter referred to as "Shares" or a "Share"), upon payment of the exercise price (as hereinafter described); provided, however, that under certain conditions set forth in the Warrant Agreement hereinafter mentioned, the number of Shares purchasable upon the exercise of this Warrant may be increased or reduced and the exercise price may be adjusted. Subject to adjustment as aforesaid, the exercise price per Share (the "Exercise Price") shall be $16.92 per Share if exercised on or before 5:00 p.m. Eastern Time on April ___, 2002. As provided in said Warrant Agreement, the Exercise Price is payable upon the exercise of the Warrant, either in cash, by certified check or bank draft to the order of the Company.

     Under certain limited conditions set forth in the Warrant Agreement, this Warrant may be surrendered to the Warrant Agent for cancellation at any time prior to 5:00 p.m. Eastern Time on April ___ , 2002 in lieu of exercise and in exchange for cash in the amount of $1.67 per Share.

     Upon the exercise of this Warrant, the form of election to purchase on the reverse hereof must be properly completed and executed. In the event that this Warrant is exercised in respect of less than all of such Shares, a new Warrant for the remaining number of Shares will be issued on such surrender.

     This Warrant is issued under, and the rights represented hereby are subject to the terms and provisions contained in, a Warrant Agreement (the "Warrant Agreement") dated as of April ___, 1997, by and between the Company and American Stock Transfer & Trust Company, as warrant agent (together with its permitted successors, the "Warrant Agent"). The registered holder of this Warrant, by acceptance hereof, assents to all of the terms and provisions of the Warrant Agreement. Reference is hereby made to the Warrant Agreement for a more complete statement of the rights and limitations of rights of the registered holders hereof, the rights and duties of the Warrant Agent and the rights and obligations of the Company thereunder. Copies of the Warrant Agreement are on file at the office of the Warrant Agent.

     The Company shall not be required upon the exercise of this Warrant to issue fractions of Shares, but shall make adjustment therefor in cash on the basis of the current Market Price (as defined in the Warrant Agreement) of any fractional interest, as provided in the Warrant Agreement.

     This Warrant is transferable at the office of the Warrant Agent by the registered holder hereof in person or by attorney duly authorized in writing, but only in the manner and subject to the limitations provided in the Warrant Agreement and upon surrender of this Warrant and the payment of any transfer taxes. Upon any such transfer, a new Warrant or new Warrants of different denominations, of this tenor and representing in the aggregate the right to purchase a like number of Shares will be issued to the transferee in exchange for this Warrant.

     This Warrant, when surrendered at the office of the Warrant Agent by the registered holder hereof in person or by attorney duly authorized in writing, may be exchanged in the manner and subject to the limitations provided in the Warrant Agreement, for another Warrant, or other Warrants of different denominations, of like tenor and representing in the aggregate the right to purchase a like number of Shares equal to the number of such Warrants.

     If this Warrant Certificate shall be surrendered for exercise within any period during which the transfer books for the Company's Common Stock or other securities purchasable upon the exercise of the Warrants are closed for any purpose, the Company shall not be required to make delivery of certificates for the securities purchasable upon exercise until the date of the reopening of said transfer books.

     The holder of this Warrant shall not be entitled to any of the rights of a shareholder of the Company prior to the exercise hereof.

     This Warrant Certificate shall not be valid unless countersigned by the Warrant Agent.

     WITNESS the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.


Dated: ____________                         SLM INTERNATIONAL, INC.


By:                                         By:
    -------------------------------             -------------------------------
    [Name]                                      Name:
    Secretary                                   Title:

                              FORM OF SUBSCRIPTION

     (To be executed by the registered holder in order to exercise Warrants in whole or in part)


To:   SLM International, Inc.
c/o:  American Stock Transfer & Trust Company
      40 Wall Street
      New York, NY   10005


   The undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Warrant(s) for and to purchase thereunder, __________ ______________________________ shares of Common Stock provided for therein and tenders herewith payment of the purchase price in full to the order to the Corporation and requests that certificates for such shares shall be issued in the name of

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
 ____________________________
|                            |
|                            |
|____________________________|


________________________________________________________________________________
                          (Please Print or Typewrite)


and to be delivered to _________________________________________________________
                                    (Name)

at______________________________________________________________________________
         (Street Address)         (City)                 (State)      (Zip Code)

and, if said number of shares shall not be all the shares purchasable thereunder, that a new Warrant for the balance remaining of the shares purchasable under the within Warrant be registered in the name of, and delivered to, the undersigned at the address stated below:

[THE UNDERSIGNED REPRESENTS THAT THE EXERCISE OF THE WITHIN WARRANT WAS NOT SOLICITED BY A MEMBER OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS. IF SOLICITED BY AN NASD MEMBER, PLEASE WRITE THE NAME OF THE NASD MEMBER FIRM IN THE SPACE BELOW.]


Dated________________________, 19__    Signature: ______________________________
                                                  Note: The above signature must
Name:______________________________               correspond with the name as
      (Please Print or Typewrite)                 written upon the face of this
                                                  Warrant or with the name of
                                                  the assignee appearing in the
Address:___________________________               assignment from below in every
                (Street)                          particular without alteration
                                                  or enlargement or any change
                                                  whatever.

___________________________________    *Signature Guaranteed:___________________
( City)       (State)    (Zip Code)

                                                  PLEASE INSERT SOCIAL SECURITY
                                                   OR OTHER IDENTIFYING NUMBER
                                                   ____________________________
                                                  |                            |
                                                  |                            |
                                                  |____________________________|

                              FORM OF ASSIGNMENT
                       (To be signed only upon transfer)

For value received _____________________hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY
 OR OTHER IDENTIFYING NUMBER
         OF ASSIGNEE
 ____________________________
|                            |
|                            |
|____________________________|


________________________________________________________________________________
Please print or typewrite name and address including postal zip code of assignee

________________________________________________________________________________

________________________________________________________________(_____) Warrants

represented by the within Warrant certificate, together with all right, title and interest therein, and do hereby irrevocably constitute and appoint ________________________________________________ attorney, to transfer said
Warrant on the books of the within named Corporation, with full power of substitution in the premises.


                                                   Dated:_______________________


                                  Signature: ___________________________________
                                             Note: The above signature must
                                             correspond with the name as written
                                             upon the face of this Warrant in
                                             every particular without alteration
                                             or enlargement or any change
                                             whatever.

                                 *Signature Guaranteed:_________________________


* In case of assignment, or if the Common Stock issued upon exercise is to be registered in the name of a person other than the holder, the holder's signature must be guaranteed by a commercial bank, trust company or an NASD member firm.